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                                                                    Exhibit 10.1



THESE SECURITIES HAVE BEEN ISSUED PURSUANT TO EXEMPTIONS FOR NONPUBLIC OFFERTNIGIS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, THESE SECURITIES MAY NOT BE RESOLD OR OTHERWISB DISPOSED OF UNLESS, IN THE OPINION OF COUNSEL FOR OR SATISFACTORY TO THE ISSUER, REGISTRATION UNDER THE APPLICABLE FEDERAL OR STATE SECURITIES LAWS IS NOT RFQUIRED OR COMPLIANCE, IS MADE WITH SUCH REGISTRATION REQUIREMENTS. THIS LEGEND SHALL BE ENDORSED UPON ANY WARRANT ISSUED IN EXCHANGE FOR THIS WARRANT.

                 Void after 5:00 p.m. New York Time, on [Date].

                                     FORM OF
                               WARRANT TO PURCHASE
                                    SHARES OF
                                  COMMON STOCK

                                       OF

                               800AMERICA.COM, INC

         This is to certify that, FOR. VALUE RECENVED, [Holder] or its registered assigns pursuant to Section (d) hereof ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from 800America.com, Inc., a Nevada corporation (the "Company"), [Amount] fully paid, validly issued and nonassessable shares of Common Stock, par value $.001 per share, of the Company ("Common Stock") at the exercise price of $4.00 per share until [Date]. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares," and the exercise price of a share of Common Stock as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

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EXERCISE OF WARRANT, NOTIFICATION OF EXPIRATION DATE OF WARRANT. The Warrant may
be exercised as to [Amount] Warrant. Shares at any time or from time to time, until 5:00 P.M. New York time on [Date] (the "Expiration Date"),provided, however, that if such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shill not be such a day. The Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed (with signature guaranteed if required by the Company or its stock transfer agent) and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form and any applicable taxes. The purchase price for any Warrant Shares purchased pursuant to the exercise of this Warrant shall be paid in full upon such exercise in cash or by certified or bank check, or any combination of the foregoing methods of paying the Exercise Price. In the alternative, the Warrant Tray be exchanged for Warrant Shares as described in Section (k) hereof As soon as practicable after each such exercise of the Warrants, but not later than seven (7) business days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or the Holder's designee, except in the case of a cashless exercise. If the Warrant should be exercised in part only the Company shall, upon surrender of the Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. In the event of a cash exercise, upon receipt by the Company of the Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, together with the exercise price thereof and taxes as aforesaid in cash or certified or bank check and the investment letter described below, the Holder shall. be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder. In order to assure the availability of an exemption from registration under the federal or applicable state securities laws, the Company may condition the exercise of the Warrant upon the Holder delivering to the Company an investment letter in the form as customarily used by the Company from time to time in connection with. the exercise of non-registered options and warrants which are issued by the Company. It is further understood That certificates for the. Warrant Shares, if any, to be issued upon exercise of the Warrant may contain a restrictive legend i1i accordance with Section (i) hereof

         Notwithstanding anything herein to the contrary, the Company shall use reasonable efforts to mail to the original Holder, by certified mail, return receipt requested, notice of the Expiration Date of the Warrants, no later than 15 days prior to the Expiration Date.

                                       2
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RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be reqL6red for issuance and delivery upon exercise of the Warrants. If any shares of the Common Stock is or becomes listed on any national securities exchange or The NASDAQ Stock Market, the Company shall also list the Warrant Shares, as the case may be, on such exchange, system or market, as the case may be, subject to notice of issuance.

FRACTIONAL SHARES. Fractional shares Or scrip representing fractional shares may be issued upon the exercise of the Warrant, In the alternative, the Company may, at its option, with respect to any fraction of a share called for upon any exercise hereof, pay to the Holder an amount in cash equal to such fraction multiplied by the current market value per share of the shares of the Company's Common Stock at the time of the exercise of the Warrant. The current market value of a share of Common Stock is determined as follows.

If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on The NASDAQ Stock Market, the current market value shall be the last reported sale price of the Common Stock or if no such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system;

If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc., on the last business day prior to the date of the exercise of this Warrant; or

If the Common Stock is not so listed or admitted to unlisted trading privileges and 'bid and asked prices are not so reported, the current market value shall be an amount., not less than the book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

                                       3
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EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OR WARRANT. The Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to Section (i) hereof, the Holder may transfer or assign the Warrant, in whole or in part and from time to time. Upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed (with signature guaranteed, if required by the Company or its stock transfer agent) and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee or assignees named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be, divided by or combined with other Warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent. if any, together with a written notice specifying the names and denominations in w1nich new Warrants are. to bc issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the, Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction, of reasonable satisfactory indemnification, and upon. surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor, date and amount. Any such new Warrant executed and delivered shall constitute: an additional contractual obligation on the part of the Company, whether or not the original Warrant shat! be at any enforceable by anyone.

RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to, any rights, of a shareholder in the Company, either at law or equity (including, without limitation, any rights to dividends) and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein,

ANTI-DILUTION PROVISIONS. So long as this Warrant shall be outstanding, the Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time upon the happening of certain events as follows:

                                       4
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1.       In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock,
         (ii) issue shares of Common Stock or securities convertible, into Common Stock for consideration less than the Exercise Price of the Warrant on the date of issuance of such securities; (iii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iv) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution, the sale of such securities or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted as of the effective date of such event by multiplying such Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock Outstanding immediately following such event and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior thereto. For example, if the Company declares a 2-for-I stock distribution and the Exercise Price immediately prior to such event was $4.00 per share, the adjusted Exercise Price immediately after such event would be $2.00 per share, Such adjustment. shall be made successively whenever any event listed above shall occur.

Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to subsection (1) above, the number of Warrant Shares purchasable upon exercise of the Warrant shall simultaneously be adjusted by multiplying the number of Warrant Shares issuable upon exercise of this Warrant by the Exercise Price in effect prior to such adjustment and dividing the product so obtained by the Exercise Price, as adjusted pursuant to subsection (1).

No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least $.05 in such price; provided, however, that any adjustments which by reason of this subsection (f)(3) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder.

Each computation required by this Section (f) for purposes of determining whether the Exercise Price shall be adjusted shall be performed by the Company's then engaged firm of independent certified public accountants (the "Accounting Firm") on the basis of the Company's internally prepared unaudited financial statements. Such unaudited financial statements shall be accompanied by a certificate signed by the President and Chief Financial Officer certifying that such unaudited statements have been prepared in accordance with GAAP on a basis consistently applied and include all adjustments (consisting only of normal, recurring accruals) necessary for a fair presentation of the financial position and results of t1he Company as of the end of each such period. The computations of the Accounting Firm shall be final and binding on the Company and the Holder.

Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted 'Exercise Price and adjusted number of Warrant Shares issuable upon exercise of each Warrant to be mailed to the Holder, at its address appearing in the Warrant Register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any.

All calculations under this Section (f) shall be made to the. nearest cent or to the nearest Warrant Share, as the case maybe.

In the event that at any time, as a result of an adjustment made pursuant to this Section (f), the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and, on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subsection (1) above,

                                       5
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Irrespective of any adjustments in the, Exercise Price or the numbor or kind of
Warrant Shares purchasable upon exercise of this Warrant, Warrants thmtofore or thcreafter issued may continue to express the same price and number end kind of shares as are stated in the similar Warrants initially iss"Jable pursuant to this Agreement.

OFFICER'S, CERTTTCATE. Whenever the Exercise, Price shall be adjusted as required by the provisions of the foregoing Section, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment, each such officer's certificate shall be made available it all reasonable times for inspection by the Holder or any holder of a Warrant executed and/or delivered pursuant to Section (a) or Section (d), and the Company shall, forthwith after each such adjustment, mail, by certified mail, a copy of such certificate to the Holder or any such holder.

NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or the Common Stock, or (ii) if the Company shall generally offer to the holders of Common Stock for subscription or purchase by them any shares of any class or any other rights, or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder or any holder of a Warrant executed and/or delivered pursuant to Section (a) or Section (d), at least 15 days prior to the date specified in (x) or (y) below, as the case may be, a notice. containing a brief description of the proposed action and stating the date on which (x) a. record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

SECURITIES LAW COMPLIANCE.

2. The Holder of the Warrant, by acceptance hereof, acknowledges that the Warrant, the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell, transfer, assign or otherwise dispose of this Warrant, any Warrant Shares to be issued upon exercise hereof or the Warrant Common Shares to be issued upon the conversion of the Warrant Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the "Act") or any state securities laws. Upon exercise of the Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

                                       6
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If appropriate, the Warrant and any Warrants issued upon exercise or substitution or upon assignment or transfer pursuant to Section (a) or Section
(d), as the case may be, and all Wazrant Shares issued upon exercise hereof shall be stamped or imprinted with legends setting forth the restrictions or, transfer arising under applicable federal .1nd state securities laws.

REGISTRATION RIGHTS UNDER THE SECUIRTIES ACT OF 1933.

         6.1 (a) The Holder shall have all of the rights and obligations with respect to the registration and disposition of the Warrant Shares under the Act that are described in. the Registration Rights Agreement dated June 28, 2001 between the Company and the Investors signatory thereto (the "Registration Rights Agreement").


         6.2 (b) The Company's agreements with respect to Warrant Shares in this Section (j) shall continue in effect regardless of the exercise or surrender of the Warrant.


RIGHT TO CONVERT WARRANT INTO COMMON STOCK.

3. Right to Convert. The Holder shall have the night to require the Company to convert this Warrant provided in this Section (k), into Common Stock (the "Net Conversion Right"). Upon exercise of the Net Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Exercise Price or of any other cash or consideration) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of this Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price in effect immediately prior to the exercise of the Conversion Right from the aggregate then current market value of the shares of Common Stock issuable upon exercise of this Warrant immediately prior to the exercise of the Conversion Right) by (y) the then current market value of one share of Common Stock immediately prior to the exercise of the Conversion Right. For purposes hereof, the then current market value of a share of Common Stock is the then current market value per share of the shares of the Company's Common. Stock that each share of Common Stock is convertible into at the time of the of the Warrant. The current market value of a share. of Common Stock is determined in the same manner as set forth in Section (e) hereof.

Method of Exercise. The Not Conversion Right may be exercised by the Holder by the surrender of this Warrant et the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Net Conversion Right. Certificates for the shares of Common Stock issuable upon exercise of the Net Conversion Right shall be delivered to Holder within five (5) days following the Company's receipt of this Warrant together with the aforesaid written, statement.

                                       7
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REPRESENTATIONS OF THE HOLDER. The Holder hereby represents and warrants to the
Company that the purchase of the Warrant Shares pursuant to the terms of this Warrant are for its own account and that such shares are being purchase by it for investment and not with a present view to any distribution thereof in violation of applicable securities laws. If the Holder should in the future decide to dispose of any of the Warrant Shares or the Warrant Common Shares, it is understood that it may do so only in compliance with the Act and applicable state securities laws.

AMENDMENTS. Neither the Warrant nor any term hereof may be changed, waived, discharged or terminated without the prior written consent or the Holder.

NO TIMPAIRMEN'T. The Company will not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of any Holder.

GOVERING LAW. This Agreement shall be governed by and construed under the laws of the State of New York.

NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, addressed (a) if to the Holder; to the address contained in the stock records of the Company, or (b) if to the Company, to 800Arnerica,com, Inc, 1929 S. 21st Avenue, Nashville, Tennessee 37212, Attention: President, with a copy to company's counsel, addressed to Piper Marbury Rudnick & Wolfe LLP, 1251 Avenue of the Americas, New York, New York 10020-1104, attention: Andrew J. Cosentino, Esq. or at such other address as the Company shall have furnished to the Holder in writing.

         IN WITNESS WHEREOF, 800America.com, Inc has caused this Warrant to be executed by its officer thereunto duty authorized.

Dated:

                                      COMPANY: 800America.com, Inc.

                                      By:
                                         -----------------------------------
                                      Name: David E. Rabi
                                      Title: President


                                       8
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                                  PURCHASE FORM

                                           Dated
                                                ---------------------, -------

         The undersigned hereby irrevocably elects to exercise its rights pursuant to this Warrant to the extent of purchasing ________________ shares of Common Stock of 800America,com, Inc., and hereby makes payment of $____________, in cash, in payment of the exercise price thereof

         The undersigned hereby irrevocably elects to exercise its rights pursuant to this Warrant to the extent of purchasing ______ shares of Common Stock and hereby authorizes you to deliver such shares of Common Stock for sale to __________________, and to retain from the proceeds of such sale $_______________, in cash, in payment of the exercise price thereof and to remit to the undersigned the balance of such proceeds.

                             ----------------------

                      INSTRUCTIONS FOR REMSTRATION OF STOCK

Name

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                  (Please typewrite or print in block letters)


Address
       -------------------------------------------------------------------------

Signature
         -----------------------------------------------------------------------

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                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED, ______________________________ hereby sells, assigns and transfers unto

Name

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                  (Please typewrite or print in block letters)


Address
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The right to purchase Common Stock of 800America.com, Inc., (the "Company"),
represented by this Warrant to the extent of __________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint as Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date:  ______________________, _____

Signature______________________________